UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016 (May 31, 2016)

GENCO SHIPPING & TRADING LIMITED
 (Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

As previously disclosed, Genco Shipping & Trading Limited (the “Company”) and certain of its subsidiaries entered into agreements for waivers through May 31, 2016 of its compliance with the collateral maintenance covenants under (1) the Loan Agreement, dated as of August 20, 2010 (as amended to date), by and among the Company as borrower, Genco Aquitaine Limited and the other subsidiaries of the Company named therein as guarantors, the banks and financial institutions named therein as lenders, BNP Paribas, Crédit Agricole Corporate and Investment Bank, DVB Bank SE, Deutsche Bank AG Filiale Deutschlandgeschaft, Skandinaviska Enskilda Banken AB (publ) as mandated lead arrangers, BNP Paribas, Crédit Agricole Corporate and Investment Bank, DVB Bank SE, Deutsche Bank AG, Skandinaviska Enskilda Banken AB (publ) as swap providers, and Deutsche Bank Luxembourg S.A.(“Deutsche Bank”) as agent for the lenders and the assignee (the “$253 Million Term Loan Facility”) and (2) the Loan Agreement, dated as of August 12, 2010 (as amended to date), by and among the Company as Borrower, the banks and financial institutions listed in Schedule 1 thereto as Lenders, the companies listed in Schedule 2 thereto as Guarantors on a joint and several basis and Crédit Agricole Corporate and Investment Bank  (“Crédit Agricole”) as Agent and Security Trustee (the “$100 Million Credit Facility”).  Commencing on May 31, 2016, the Company entered into additional agreements with Deutsche Bank and Crédit Agricole which have extended such waivers through June 8, 2016.

Also, as previously disclosed, the Company and certain of its subsidiaries entered into an agreement with Nordea Bank Finland plc, New York Branch (“Nordea”) and Skandinaviska Enskilda Banken AB (publ) (“SEB”) in connection with the Senior Secured Credit Agreement dated December 31, 2014 (as amended to date), by and among Baltic Trading Limited as Borrower, various lenders listed on Schedule I as Lenders, Nordea as Administrative Agent and Security Agent, Nordea and SEB as Mandated Lead Arrangers, and Nordea as Bookrunner (the “$148 Million Credit Facility”).  Under the agreement, the cure period for the Company’s current shortfall under the collateral maintenance covenant in the $148 Million Credit Facility was extended through May 31, 2016.  Commencing on May 31, 2016, the Company entered into additional agreements which have extended such cure period through June 8, 2016.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: June 3, 2016

By	/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer